Endo International plc Barclays Healthcare Conference March 17, 2016 ©2016 Endo Pharmaceuticals Inc. All rights reserved. Exhibit 99.1

Forward Looking Statements; Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in any forward-looking statements. The forward-looking statements in this presentation are qualified by these risk factors. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law. This presentation may refer to non-GAAP financial measures, including adjusted diluted EPS, that are not prepared in accordance with accounting principles generally accepted in the United States and that may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review Endo’s current report on Form 8-K furnished to the SEC for Endo’s reasons for including those non-GAAP financial measures in this presentation. Except as noted on Form 8-K, reconciliation of non-GAAP financial measures to the nearest comparable GAAP amounts have been provided within the appendix at the end of this presentation. ©2016 Endo Pharmaceuticals Inc. All rights reserved.

Strong commercial launch of BELBUCA™ Continued growth for XIAFLEX® in approved indications Generics integration and continued growth Advancement of XIAFLEX® R&D pipeline Continued Par pipeline momentum and productivity Continued de-levering Underlying growth in emerging markets Endo’s Execution & Growth in 2016: Key Priorities for the Year Differentiated Operating Model Focus on Value Creation Building a Leading Global Specialty Pharma Company Achieving Sustainable Growth ©2016 Endo Pharmaceuticals Inc. All rights reserved. 1 2 4 5 3 6 7

# U.S. Branded: BELBUCA™ Treatment Pathways & 2016 Expectations

- Schedule III product – offers proven efficacy and safety of buprenorphine with buccal film technology
  - May help reduce the potential for misuse and potentially lessen the incidence of certain side effects
- 2016 revenue cadence expectations
  - Early 2016 investment and ramp; revenue will be recognized based on demand
  - As expected, no material Q1 revenue projected

BELBUCA™
(buprenorphine) Buccal Film
75 • 150 • 300 • 450 • 600 • 750 • 900 mcg



Opioid-Naïve / Direct to LAO
3
NSAIDs, anti-depressants, muscle relaxers, etc.
Transitioning from Short Acting Opioid (SAO) to LAO
1
Long Acting Opioids (LAOs)
2
Switching for side effects, efficacy, etc.
Switching for side effects, efficacy, etc.
Summary of Pathways
1 Transitioning from SAO to LAO
2 Switching within LAOs
3 Opioid-naïve / Direct to LAO

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©2016 Endo Pharmaceuticals Inc. All rights reserved.

# U.S. Branded: Opioids & the CDC Guidelines

- Committed to the responsible prescribing and use of opioid products
- CDC guidelines are voluntary and exclude cancer and palliative care; physicians must be able to treat the unique needs of each individual patient
- Too early to make a determination of any potential impact of the CDC guidelines
- Endo offers a range of pain treatment medications:
  - Actively supporting abuse deterrent formulation (ADF) technology development, anti-diversion and product monitoring programs
  - Immediate Release (IR) opioid products = ~$400m projected revenue in 2016
  - Extended Release (ER) opioid products (OPANA® ER) = ~$175m in 2015 revenue
  - BELBUCA Schedule III Long-Acting opioid product launched in February 2016 endo

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©2016 Endo Pharmaceuticals Inc. All rights reserved.

U.S. Branded: XIAFLEX® Growth Initiatives XIAFLEX® growth initiatives underway campaign More than tripling speaker program events in 2016; engagement and attendance have been very strong Enhanced physician targeting Modest price increase effective March 1, 2016 with volume-based discount program No major impact on ASP expected ©2016 Endo Pharmaceuticals Inc. All rights reserved. Jerry Punch, MD Nationally-recognized sports announcer

# U.S. Branded: XIAFLEX® 2016 Cadence & Expectations


XIAFLEX® U.S. Revenues (Pro Forma*)
$ Millions
50
40
30
20
10
0
-21%
Q4 2014
Q1 2015


XIAFLEX® U.S. Revenues (Pro Forma*)
$ Millions
200
150
100
50
0
+35%
FY2014
FY2015

- Project double-digit revenue growth for 2016 vs. 2015
- Seasonal Q1 2016 step-down expected
  - Patient trends & deductibles
  - Normal inventory fluctuations
- Expect 2H 2015 and 1H 2016 activities to drive growth in 2H 2016
- Leading performance indicators trending positively for Q1 2016
  - DTC campaign traction is strong:
    - TV and radio Public Service Announcement (PSA) being aired nationwide
    - Jerry Punch radio news release played >4,000x
    - Visitors spending 8x more time on site than avg
  - Increase in REMS enrollment
  - Increase in new physicians writing prescriptions

endo

* Pro forma 2015 revenues include one month of revenues from Auxilium (prior to acquisition by Endo)

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©2016 Endo Pharmaceuticals Inc. All rights reserved.

U.S. Generics: 2016 Projected Growth Drivers ©2016 Endo Pharmaceuticals Inc. All rights reserved. Base business erosion continuing in Q1 Consortium bids submitted; impact only known in Q2 Select product events could impact segment growth rates E.g.: Alternative dosage product awaiting FDA action

U.S. Generics: 2016 Product Launch Expectations ~30 product launches expected 4 First-to-File products 2 Alternative dosage products 9 Sterile injectable products ©2016 Endo Pharmaceuticals Inc. All rights reserved. H1 2016 H2 2016 # of Competitors 0 3+ 2 1 U.S. Generics: Anticipated 2016 Product Launches Seroquel® XR Zetia® Crestor® $0 - $50M $50M - $100M $100M - $500M $500M - $1B >$1B MARKET VALUE* Invega® Tracleer® * Market value defined by IMS sales for 12 months ended June 30, 2015

International: 2016 Expectations Reported revenue expected to decline 2016 vs. 2015 due to: Stronger U.S. dollar - current exchange rates assumed for foreign currency conversion Product divestitures and LOEs Q1 2016 expectations: Seasonality and historical stocking fluctuations Double-digit underlying growth rate projected for emerging markets (Litha and SOMAR) Adjusted operating margins >20% expected in 2016 Absolute EBIT projected to remain consistent 2016 vs. 2015 ©2016 Endo Pharmaceuticals Inc. All rights reserved. $300M $0M * 2016 represents Endo projection for reported revenues

Endo: Tax Rate Trends ©2016 Endo Pharmaceuticals Inc. All rights reserved. 2014 2015 2016 Cash Tax Rate -10% -2% Negative* Adjusted Effective Tax Rate (ETR) Provided by company in adjusted financial results & guidance 22% 4% 9% - 11% Adjusted ETR approach: Apply statutory tax rates to adjusted pre-tax income earned in a respective jurisdiction Impacted by overall tax planning and available attributes in those respective jurisdictions Adjusted ETR is representative of the operational tax rate moving forward and reflects: Tax impact of adjustments to GAAP income Tax savings from acquired tax attributes The removal of potentially distortive items, as outlined in press releases, 10Qs and 10Ks * Endo expectation for 2016 cash tax rate

2016: Q1 Considerations U.S. Branded Project a step-down in Q1 revenues vs. Q4 2015 due to expected seasonality Early investment in the early ramp of BELBUCA™ Early investment in XIAFLEX® marketing and DTC U.S. Generics Erosion in Generics Base business continuing in Q1 Q1 2015 included exclusivity of generic EXFORGE® Consortium bids submitted; impact only known in Q2 Select product events could impact segment growth rates For example: alternative dosage product awaiting FDA action International Seasonality and historical stocking fluctuations expected Overall reported income in 2016 projected to be lower than 2015 due to FX, divestitures and Paladin LOEs ©2016 Endo Pharmaceuticals Inc. All rights reserved.

2016 Financial Guidance (Continuing Operations*) ©2016 Endo Pharmaceuticals Inc. All rights reserved. Measure FY 2016 Guidance Q1 2016 Latest View Implied Revenues $4.32 – $4.52B ~$928M – $972M Adjusted Gross Margin 63% - 65% Adjusted Operating Expense to Revenue Ratio 19.5% - 20% Adjusted Interest Expenses ~$455M Adjusted Effective Tax Rate 9% - 11% Adjusted Diluted EPS $5.85 - $6.20 ~$1.02 – $1.08 Reported (GAAP) EPS $2.25 - $2.60 Weighted Average Diluted Shares Outstanding ~224M * Continuing Operations includes Endo and Par and excludes ASTORA (formerly known as AMS Women’s Health) * 1H and 2H %s based on midpoint of guidance range 1H 2H ~21-22% ~24% ~54% 1H 2H ~57% ~17-18% ~25%

Strong commercial launch of BELBUCA™ Continued growth for XIAFLEX® in approved indications Generics integration and continued growth Advancement of XIAFLEX® R&D pipeline Continued Par pipeline momentum and productivity Continued de-levering Underlying growth in emerging markets Endo’s Execution & Growth in 2016: Key Priorities for the Year Differentiated Operating Model Focus on Value Creation Building a Leading Global Specialty Pharma Company Achieving Sustainable Growth ©2016 Endo Pharmaceuticals Inc. All rights reserved. 1 2 4 5 3 6 7

Q&A ©2016 Endo Pharmaceuticals Inc. All rights reserved.

Appendix ©2016 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures ©2016 Endo Pharmaceuticals Inc. All rights reserved. Reconciliation of Projected GAAP Diluted Earnings Per Share from Continuing Operations to Adjusted Diluted Earnings Per Share from Continuing Operations Guidance for 2016   Year Ending   December 31, 2016 Lower End Upper End Projected GAAP diluted earnings per ordinary share from continuing operations $ 2.25   To $ 2.60   Upfront and milestone-related payments to partners 0.02     0.02   Amortization of commercial intangible assets and fair value inventory step-up 3.58     3.58   Acquisition related, integration and restructuring charges and certain excess costs that will be eliminated pursuant to integration plans 0.32     0.32   Tax on pre-tax adjustments at the applicable tax rates and savings from acquired tax attributes (0.32)   (0.32) Projected adjusted diluted earnings per ordinary share from continuing operations $ 5.85   To $ 6.20   The Company's guidance is being issued based on certain assumptions including: Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results

Endo International plc Barclays Healthcare Conference March 17, 2016 ©2016 Endo Pharmaceuticals Inc. All rights reserved.